UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 1, 2022

VISION HYDROGEN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55802	47-4823945
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

95 Christopher Columbus Drive, 16th Floor, Jersey City, NJ 07302

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (551) 298-3600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2022 Vision Hydrogen Corproation (the “Company”) will effect a two-for-one (2:1) forward stock split (the “Forward Split”) of the Company’s common stock, $0.001 par value per share, and simultaneous increase in the authorized number of shares of common stock of the Company from 100,000,000 shares to 200,000,000 shares (the “Authorized Capital Change”). Also on November 8, 2022 the Company will change its name to Vision Energy Corporation from Vision Hydrogen Corporation pursuant to a merger with its wholly owned subsidiary (the “Name Change” and, together with the Forward Split and Authorized Capital Change, the “Corporate Actions”). Pursuant to Nevada law, shareholder approval was not required for the Corporate Actions.

Effective as of the opening of market trading on November 8, 2022, the Company’s common stock will trade under the symbol VIHDD for 20 business days to designate the Forward Split, after which, the ticker symbol will change to a new symbol which has not yet been determined. The new CUSIP number for the Company’s common stock following the Corporate Actions is 92837Y200.

The foregoing description of the Corporate Actions does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger, Articles of Merger and Certificate of Change, copies of which are filed as Exhibit 2.1, 3.1 and 3.2, respectively, hereto and are incorporated by reference herein.

Item 8.01 Other Events.

On November 7, 2022, the Company issued a press release announcing the Corporate Actions.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated November 1, 2022
3.1	Articles of Merger filed November 1, 2022
3.2	Certificate of Change relating to Forward Stock Split and Authorized Capital Change filed November 1, 2022
99.1	Press release issued November 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISION HYDROGEN CORPORATION

Date: November 7, 2022	By:	/s/ Matthew Hidalgo
Matthew Hidalgo
Chief Financial Officer